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Exhibit 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in the Annual Report on Form 20-F of SBS Broadcasting S.A. of our report dated February 4, 2003, relating to the financial statements of TVN Sp. z o.o., for the year ended December 31, 2002.

\s\ PricewaterhouseCoopers Sp. z o.o
PricewaterhouseCoopers Sp. z o.o.
Warsaw
May 14, 2003

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  Exhibit 10.2
CONSENT OF INDEPENDENT ACCOUNTANTS